Goodwill and Intangibles	12 Months Ended
Dec. 31, 2018
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangibles
Goodwill and Intangibles
Goodwill
Goodwill was $3.0 billion as of December 31, 2018 and 2017. Goodwill results from excess consideration in a business combination over the fair value of identifiable net assets acquired. Goodwill is not amortized but is reviewed for impairment at least annually and when impairment indicators are present. Goodwill may be impaired if the carrying amount of a reporting unit exceeds the fair value of that reporting unit, calculated as based on discounted cash flows. The implied fair value of goodwill is then determined by subtracting the fair value of all identifiable net assets other than goodwill from the fair value of the reporting unit. An impairment charge would be recorded for the excess, if any, of carrying amount of goodwill over the implied fair value. The estimated fair value is based on a number of assumptions, including current market capitalization as corroboration of fair value. See Note 6 for further discussion of goodwill resulting from recent business combinations. The remaining change in goodwill is primarily the result of foreign exchange translation adjustments.
No impairments occurred with respect to the carrying value of goodwill for the years ended December 31, 2018, 2017 and 2016.
Other Intangibles
The components of intangible assets other than goodwill at December 31 were as follows:

	2018			2017
Description	Carrying Amount, Gross	Accumulated Amortization	Carrying Amount, Net	Carrying Amount, Gross	Accumulated Amortization	Carrying Amount, Net
Finite-lived intangible assets:
Marketed products	$3,193.5	$(779.2)	$2,414.3	$3,151.2	$(599.8)	$2,551.4
Other	53.1	(34.0)	19.1	54.1	(29.9)	24.2
Total finite-lived intangible assets	3,246.6	(813.2)	2,433.4	3,205.3	(629.7)	2,575.6
Indefinite-lived intangible assets:
Acquired in-process research and development	19.6	—	19.6	97.2	—	97.2
Other intangibles	$3,266.2	$(813.2)	$2,453.0	$3,302.5	$(629.7)	$2,672.8

Marketed products consist of the amortized cost of the rights to assets acquired in business combinations and approved for marketing in a significant global jurisdiction. For transactions other than a business combination, we capitalize milestone payments incurred at or after the product has obtained regulatory approval for marketing.
Other finite-lived intangibles consist primarily of the amortized cost of licensed platform technologies that have alternative future uses in research and development, manufacturing technologies and customer relationships from business combinations. Acquired IPR&D consists of the related costs capitalized, adjusted for subsequent impairments, if any. The costs of acquired IPR&D projects acquired directly in a transaction other than a business combination are capitalized if the projects have an alternative future use; otherwise, they are expensed immediately. The fair values of acquired IPR&D projects acquired in business combinations are capitalized as other intangible assets.
Several methods may be used to determine the estimated fair value of other intangibles acquired in a business combination. We utilize the "income method" for other intangibles. This method is a Level 3 fair value measurement and applies a probability weighting that considers the risk of development and commercialization to the estimated future net cash flows that are derived from projected revenues and estimated costs. These projections are based on factors such as relevant market size, patent protection, historical pricing of similar products and expected industry trends. The estimated future net cash flows are then discounted to the present value using an appropriate discount rate. This analysis is performed for each group of assets independently. The acquired IPR&D assets are treated as indefinite-lived intangible assets until completion or abandonment of the projects, at which time the assets are tested for impairment and amortized over the remaining useful life or written off, as appropriate.
See Note 6 for further discussion of intangible assets acquired in recent business combinations.
Other indefinite-lived intangible assets are reviewed for impairment at least annually and when impairment indicators are present. The fair value of the indefinite lived intangible assets (acquired IPR&D) is estimated using the same assumptions as used for goodwill and by applying a probability weighting that reflects the risk of development and commercialization to the estimated future net cash flows that are derived from projected revenues and estimated costs. Finite-lived intangible assets are reviewed for impairment when an indicator of impairment is present. We compare the carrying amounts of the assets with the estimated undiscounted future cash flows. In the event the carrying amount exceeds the undiscounted cash flows, an impairment charge is recorded for the amount by which the carrying amount of the asset exceeds the estimated fair value, which is determined based on discounted future cash flows.
During 2018, we recorded impairment charges of $22.5 million (comprised of $9.5 million impairment of finite-lived intangible assets and $13.0 million impairment of indefinite-lived intangible assets) which are included in asset impairment, restructuring and other special charges on the combined statements of operations. The impairment of finite-lived intangible assets primarily related to competitive pressures for a certain marketed product resulting in a reduction of projected cash flows. The impairment of indefinite-lived intangible assets primarily related to revised projections of fair value due to competitive pressures and to a lesser extent product rationalization. The increase in the carrying amount of finite intangibles is primarily due to the receipt of full commercialization rights outside the U.S. for Galliprant. During 2017, we had impairment charges of $94.5 million (comprised of $56.5 million impairment of finite-lived intangible assets and $38.0 million impairment of indefinite-lived intangible assets) which are included in asset impairment, restructuring and other special charges on the combined statements of operations. The impairment of finite-lived intangible assets primarily related to competitive pressures for a certain marketed product resulting in a reduction of projected cash flows. The impairment of indefinite-lived intangible assets primarily related to revised projections of fair value due to competitive pressures and to a lesser extent product rationalization. During 2016, we recorded impairment charges of $14.0 million primarily related to indefinite-lived intangible assets charged to asset impairment, restructuring and other special charges on the combined statements of operations. The impairments in 2016 were related to product rationalization.
Intangible assets with finite lives are capitalized and are amortized over their estimated useful lives, ranging from 3 to 20 years. As of December 31, 2018, the remaining weighted-average amortization period for finite-lived intangible assets is approximately 14 years.
The estimated amortization expense for each of the next five years associated with our finite-lived intangible assets as of December 31, 2018 is as follows:

	2019	2020	2021	2022	2023
Estimated amortization expense	$197.9	$198.3	$198.0	$196.0	$195.8